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                                                                    EXHIBIT 10.3
                                                                     TRANSLATION


                                 LABOR CONTRACT

Shanghai Ctrip Commerce Co., Ltd. (hereinafter referred to as "Party A")

and

Name of Employee:__________                 Identification Card No.: ___________
(hereinafter referred to as "Party B")

hereby execute this Contract in accordance with the applicable provisions of "The Labor Law of the People's Republic of China" and other laws and regulations on the basis of equality, voluntariness and consensus.

Article 1

Term of Contract and Probation Period

     1. The term of this Contract shall be __ years __ months, from dd mm yy to dd mm yy, during this: there shall be a probation period of ___ years ___ months, from dd mm yy to dd mm yy.

     2. This Contract shall take effect on the day Party B actually commences work for Party A.

     3. During probation period, Party A shall perform a performance review on Party B, and shall decide whether to formally hire Party B based on Party B's work performance and capabilities. The probation period shall end upon notice from Party A of Party B's formal hiring, and Party B shall become Party A's formal employee. In the event that Party A does not believe that Party B fully meets hiring conditions, Party A may extend the probation period in accordance with applicable rules. During the probation period, in the event that Party A does not believe that Party B meets hiring conditions and decides not to hire Party A, this Contract shall be terminated automatically.

     4. On the day Party B reports to work, Party B shall provide Party A with the labor certificate or relevant severance certificates [from Party B's previous employer]. In the event such proof is not provided within half a month, Party B must have a reasonable application and may get an extension only after Party A gives consent, and said extension shall not exceed one month. In the event that Party B fails to provide relevant proof within the prescribed timeframe, this Contract shall be automatically terminated.

Article 2

Job Post and Job Duties

     1. Party B shall hold the position of ___ with the department of ____. Party B shall complete his work according to the job duties defined by Party A.

     2. Party A may change Party B's job due to Party A's business need or due to Party B's capabilities or performance. Party B shall have the right to make his


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                                                                    EXHIBIT 10.3
                                                                     TRANSLATION


              own comment, but shall comply with Party A's work arrangements, and shall complete the procedures for change according to the rules.

Article 3

Work Conditions and Labor Protection

     1. Party A shall implement a 40-hour work week system. Due to business needs, management, sales and service departments, etc., shall implement an irregular work system or comprehensive work hour system.

     2. In the event that Party A needs Party B to work overtime due to business needs, Party A may provide makeup breaks or compensation.

     3. Party A shall provide Party B with a work environment and labor protection measures consistent with the requirements of the Chinese Government.

Article 4

Compensation

     1. In accordance with the current salary system of Party A, Party B's total monthly salary shall be RMB____. At the end of the probation period, Party B's monthly salary shall be issued in the following manner.

              a. The base amount shall be RMB___ , of which ___% shall be the performance review bonus, which shall be issued after being floated according to Party A's performance review system.

              b. The salary shall be RMB___, plus a bonus. The bonus shall be issued in accordance with relevant requirements of Party A.

     2. Party A shall issue the salary for the previous month on the 10th of each month.

     3. Party B's personal income adjustment tax shall be borne by Party B himself, and shall be withheld by Party A.

     4. Party A may pay Party B a certain amount of subsidies and bonuses depending on the business operating status and Party B's work performance.

     5. In the event that Party A implements a new salary system, adjusts salary levels or in the event that Party B's duty post and position is changed, Party A may make an adjustment to Party B's salary in accordance with the relevant rules.

Article 5

Labor Insurance, Welfare and Benefits

     1. Party shall pay relevant social insurance to designated authorities on Party B's behalf in a timely manner in accordance with government requirements.

     2. Party B shall be entitled to legal holidays specified by the Chinese Government, as well as paid leaves, such as annual vacations, marital leave, bereavement leave and maternity leave, etc.

     3. During Party B's employment with Party A, in the event of Party B's sickness or non-job related injuries, Party B shall set Party B's medical leave in accordance with government requirements.



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                                                                    EXHIBIT 10.3
                                                                     TRANSLATION


Article 6

Labor Discipline

     1. Party B shall strictly comply with the various rules and regulations prepared by Party A in accordance with law.

     2. In the event that Party B has complied with rules and regulations in an exemplary manner or in the event that Party B has violated such rules and regulations, Party A shall reward and discipline Party B, as the case may be.

Article 7

Termination of, Changes to, Renewal and Dissolution of Labor Contract

     1. Upon the occurrence of any one of the following circumstances, this Labor Contract shall be terminated:

              a) The expiration of this Labor Contract;

              b) Party A has been declared bankrupt in accordance with law;

              c) Party A has been dissolved or revoked in accordance with law;

              d) Party B's retirement, severance or death;

              e) Other circumstances specified by laws and regulations;

     2. This Labor Contract may be terminated upon consensus between Party A and Party B;

     3. Upon its expiration, this Labor Contract may be renewed upon mutual agreement between Party A and Party B;

     4. Due to change of products, adjustment to business operations or due to policy adjustments and other changes of circumstances, Party A may change the relevant contents of this Contract and complete the procedures for such changes;

     5. Party B may terminate this Labor Contract at any time upon the occurrence of any one of the following circumstances:

              a)  Party B is in the probation period;

              b) Party A forces Party B to perform labor through force, threat or illegal restriction on Party B's personal freedom;

              c) Party A fails to pay labor compensation or provide work conditions;

              d) Upon confirmation by labor protection and labor health oversight authorities, Party A's work safety and health conditions do not meet the standards of laws and regulations;

     6. Party B must give Party A 30 days of written notice when it requests termination of this Labor Contract. In the event that any special provisions have been covenanted regarding the deadline for advance notice, the requirement for such a prescribed deadline shall be met.

     7. Upon the occurrence of any one of the following circumstances, Party A may terminate this Labor Contract, but must give Party B 30 days of written notice:

              a) In the event that Party B becomes sick or suffers non-work related injuries, after Party B's medical leave has ended, Party B still has not

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                                                                    EXHIBIT 10.3
                                                                     TRANSLATION


                  recovered, or although Party B has recovered, Party B cannot perform the work on the original duty post or any other work arranged by Party A;

              b) Party B is incompetent, and still remains incompetent even after training or even though Party B's duty post has been adjusted;

              c) There have been major changes to in objective circumstances used as the basis for the execution of this Labor Contract, rendering it impossible to perform the original Labor Contract, and the parties are still not able to reach an agreement on changes to this Labor Contract after their consultations;

     8. Party B may terminate this Labor Contract at any time upon the occurrence of any one of the following circumstances on Party B's part:

              a) Party B proves that Party A has not met the hiring conditions during the probation period;

              b) The cumulative number of days of Party B's absence without leave and leave exceeds the number of days allowed by Party A;

              c) Party B seriously violates the labor discipline or the rules and regulations of the company;

              d) Party B neglects his duty and is engaged in malpractice for personal gains, causing substantial loss to Party A;

              e)  Party B is held criminally liable in accordance with law; and

              f)  Other circumstances specified by laws and regulations.

     9. The performance of this Labor Contract shall be suspended upon the occurrence of any one of the following circumstances:

              a) Party B is drafted into military service or performs other legally mandated obligations specified by the state;

              b) Party B is temporarily unable to perform the obligations under this Labor Contract, but there are still conditions and possibilities for the employee to continue to perform them; and

              c) Other circumstances set forth by laws and regulations or covenanted by this Labor Contract.

Article 8

Liabilities for Breach of This Labor Contract

     1. Upon the termination, dissolution of this Labor Contract or upon the occurrence of liability for breach of same, legal liabilities shall be undertaken in accordance with the applicable provisions of the "Labor Law" and state laws and regulations. In the event that any economic losses or damages have been caused to the other party, liabilities for damages shall be in accordance with law.

     2. In the event that when Party A terminates this Contract in accordance with Section 7, Article 7, and Party B terminates this Contract in accordance with Section 7, Article 7 and Clause 2,
              Section 2, Article 9, if no advance notice is given in accordance with the prescribed requirements or if advance notice is insufficient, compensation shall be paid at the number of deficient days multiplied by the average number of days of Party B's actual monthly salaries.


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                                                                    EXHIBIT 10.3
                                                                     TRANSLATION

     3. When Party B is engaged in professional and technical work or has access to Party A's trade secrets or in the event Party B terminates this Contract in violation of Clause a, Section 2 and
              Section 3 Article 9 during the period of required service, Party B shall be liable for breach of contract and pay a penalty equivalent to three months' salaries.

     4. In the event Party B has received training funded by Party A and terminates this Contract in violation of Clause a to Clause e,
              Section 8, Article 7 during the period of required service, Party B shall compensate Party A for the training fee, which shall be decreased by the year in accordance with the applicable state requirements.

Article 9

Other Matters Covenanted By the Parties Through Consultations

     1.       Confidentiality

              a) Party A maintains a strict policy on confidentiality. Any violation by Party B of the confidentiality rule shall be a serious violation of this Contract. Upon severance, Party B shall not photocopy, take away or disclose in any manner any documents or information belonging to Party A, and shall maintain trade secrets for Party A.

     2.       Denial of Access to Secrets

              a) Party B shall maintain trade secrets for Party A. Relevant workers who engage in professional and technical work or who have access to trade secrets shall give Party A three months of written notice when they request termination of their labor contracts. During this time, Party A may take corresponding measures to deny access to secrets.

              b) During Party B's denial of access to secrets, Party A shall have the right to adjust Party B's duty post, and may adjust Party B's duty post salary based on the current duty post.

     3.       The Required Service Period

              a) In the event that Party A has spent funds to hire Party B, has provided training or other special treatment to Party B, Party A may covenant a required service period with Party B.

              b) In the event that Party B terminates this Labor Contract during the required service period, Party B shall give Party A two months written notice, and shall compensate Party A in accordance with relevant requirements. At the same time, Party A may adjust Party B's duty post.

     4.       Non-competition

              a) Party B agrees not to be hired by another company without approval during the term of this Contract.

              b) Party B agrees not to engage in direct or indirect business contact with Part A and the affiliates thereof without approval for one year after the termination of this Contract; shall not engage in actions in competition with Party A and the affiliates thereof or engage in business of a similar nature in any manner, and Party A shall provide corresponding compensation.


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                                                                    EXHIBIT 10.3
                                                                     TRANSLATION


     5. Intellectual Property: Party A shall own the rights to all intellectual property created by Party B relating to Party B's employment during the service period, including inventions, creations, all patents, copyrights and other intellectual properties.

    6.       Other Covenants

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Article 10

For matters not covered by this Contract, decisions shall be made by reference to applicable provincial and local laws, regulations and policies, as well as the system of the company. In the absence of specific rules, such matters shall be resolved by Party A and Party B through friendly consultations.

Article 11

In the event that the provisions of this Contract contravene applicable provincial laws, regulations and policies, applicable provincial laws, regulations and policies shall control.

Article 12

This Contract shall be in duplicate copies, with one copy for each of the parties, and shall take effect upon affixation thereto of the signatures and seals of the parties.


Party A (Seal)
Shanghai Ctrip Commerce Co., Ltd.


Signature of Authorized Representative:              Date: dd mm yy

Party B's signature:                                 Date: dd mm yy